LONG-TERM DEPOSITS AND PREPAYMENTS (Tables)	12 Months Ended
Dec. 31, 2012
LONG-TERM DEPOSITS AND PREPAYMENTS
Components of long-term deposits and prepayments
	2011	2012
	RMB	RMB
Deposits paid to airline suppliers	124,565,156	126,190,327
Unamortized debt issuance cost	—	32,396,007
Deposit paid to lessor	17,172,324	18,413,764
Prepayments for fixed assets	—	15,499,330
Deposit paid to travel bureau	110,000	110,000
Others	13,513,012	18,008,882
Total	155,360,492	210,618,310